UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025

JAKKS PACIFIC, INC.

 (Exact name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2951 28th Street, Santa Monica, California	90405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (424) 268-9444

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.001 par value	JAKK	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

We mailed a Notice on or about May 8, 2025 to our stockholders of record as of April 23, 2025 in connection with our Annual Meeting of Stockholders, which was held virtually (online) on June 20, 2025. At the Meeting, the stockholders voted on three matters as follows: (i) election of three Class II Directors, and all of the nominees (Shoghi, Liebman and Moelis ) were elected, (ii) the ratification of our auditors, which was approved, and (iii) an advisory vote concerning compensation of our named executive officers, which was approved.

The first matter was the election of the members of Class II of the Board of Directors. All of the nominees received a majority of the votes cast and were elected and the tabulation of the votes (both in person and by proxy) was as follows:

Nominees for Directors	For	Withheld
Alexander Shoghi	6,748,932	1,377,079
Jonathan R. Liebman	8,080,913	45,098
Jordan Moelis	8,081,003	45,008

There were 1,403,372 broker held non-voted shares represented at the Meeting with respect to this matter.

The second matter upon which the stockholders voted was the proposal to ratify the appointment by the Board of Directors of BDO USA as our independent certified public accountants for 2025, which matter was approved. The tabulation of the votes (both in person and by proxy) was as follows:

For	Against	Abstentions
9,438,536	86,580	4,267

There were no broker held non-voted shares represented at the Meeting with respect to this matter.

The third matter upon which the stockholders voted was an advisory vote to approve the compensation of our named executive officers, which matter was approved. The tabulation of the votes (both in person and by proxy) was as follows:

For	Against	Abstentions
4,603,326	3,052,675	470,010

There were 1,403,372 broker held non-voted shares represented at the Meeting with respect to this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.
Dated: June 20, 2025
	By:	/s/ JOHN L. KIMBLE
John L. Kimble, CFO

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